UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2023

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001961629

FIVE 2023-V1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-260277-02	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2023 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in FIVE 2023-V1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 26 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 43 commercial and multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Metroplex”, which is an asset of the Issuing Entity, is part of a whole loan (the “Metroplex Whole Loan”) that includes the Metroplex Mortgage Loan and certain other loans that are pari passu to the Metroplex Mortgage Loan (the “Metroplex Companion Loans”). The Metroplex Companion Loans are not assets of the Issuing Entity.

As of May 25, 2023, the Metroplex Whole Loan, including the Metroplex Mortgage Loan, is being serviced and administered pursuant to (a) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of May 1, 2023 (the “MSWF 2023-1 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Computershare Trust Company, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (b) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on February 28, 2023.

The servicing terms of the MSWF 2023-1 Pooling and Servicing Agreement applicable to the servicing of the Metroplex Mortgage Loan are similar in all material respects to the servicing terms of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus (SEC File Number 333-260277-02) filed with the Securities and Exchange Commission on February 28, 2023 pursuant to Rule 424(b)(2).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2023, Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Computershare Trust Company, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: June 1, 2023

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director

	By:	/s/ Robert-Christopher Jones
		Name:	Robert-Christopher Jones
		Title:	Director